SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                 January 8, 2007

                             NATURAL NUTRITION, INC.
               (Exact Name of Registrant as Specified in Charter)



     Nevada                          02-27569                   65-0847995
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 (State or other                   (Commission                 (IRS Employer
  jurisdiction                      File Number)             Identification No.)
of incorporation)

            109 North Post Oak Lane, Suite 422, Houston, Texas 77024
            -------------------------------------------------- -----
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (713) 621-2737
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.

On January 8, 2007, Natural Nutrition, Inc., a Nevada corporation (f/k/a CSI Business Finance, Inc., the Florida corporation and hereinafter referred to as the "Company"), in connection with on-going settlement negotiations with
Nesracorp, Inc. ("Nesracorp."), Interactive Nutrition International, Inc. ("INII"), certain employees of INII (the "Principals") and
PriceWaterhouseCoopers, as Receiver and Manager of INII (together with the Company, Nesracorp., the Principals and INII, the "Parties"), the Parties executed an agreement pursuant to which neither the Company nor Nescracorp. shall take any further action in respect of those litigation matters currently pending in the Ontario Superior Court of Justice (the "Court") and shall adjourn all such pending proceedings before the Court until March 31, 2007.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    January 12, 2007                       NATURAL NUTRITION, INC.


                                                By: /s/ Timothy J. Connolly
                                                   -----------------------------
                                                Name:   Timothy J. Connolly
                                                Title:  Chief Executive Officer


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